UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                   WASHINGTON, D.C. 20549

                            FORM 8-K

                         CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
1934


                        AUGUST 1, 1996
             ---------------------------------
             (Date of earliest event reported)



           LABORATORY CORPORATION OF AMERICA HOLDINGS
     -----------------------------------------------------
     (Exact name of registrant as specified in its charter)

   DELAWARE            1-11353            13-3757370
- ---------------      ------------       --------------
(State or other      (Commission        (IRS Employer
jurisdiction or      File Number)       Identification
organization)                           Number)



  358 SOUTH MAIN STREET, BURLINGTON, NORTH CAROLINA  27215
- ----------------------------------------------------------
          (Address of principal executive offices)



                          910-229-1127
      ----------------------------------------------------
      (Registrant's telephone number, including area code)

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ITEM  5. OTHER EVENTS

On August 1, 1996, the Registrant issued a press release dated as of such date announcing operating results of the Registrant for the three and six month periods ended June 30, 1996, as well as certain other information. The press release is attached as an exhibit hereto and the text thereof is incorporated in its entirety herein by reference.


ITEM  7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
          INFORMATION AND EXHIBITS

    (c) Exhibit

       20  Press release of the Registrant dated August 1,
           1996.


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                           SIGNATURES

     Pursuant to the requirements of the Securities and Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

             LABORATORY CORPORATION OF AMERICA HOLDINGS
             -----------------------------------------
                          (Registrant)

                                  By:/s/ BRADFORD T. SMITH
                                     ---------------------------
                                         Bradford T. Smith
                                         Executive Vice President,
                                         General Counsel and Secretary




Date:  August 2, 1996


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                             EXHIBIT INDEX


Exhibit
Number                       Exhibit
- -------                      -------

  20    -   Press release of the Registrant dated August 1,
            1996.